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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
LIFE FINANCIAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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LIFE FINANCIAL CORPORATION
10540 Magnolia Avenue, Suite B
Riverside, California 92505
(909) 637-4000

May 3, 2002

Fellow Stockholders:

On behalf of the Board of Directors and management of Life Financial Corporation (the "Company"), you are cordially invited to attend the Annual Meeting of Stockholders of Life Financial Corporation. The meeting will be held on May 23, 2002, at 10:00 a.m., Pacific Time, at the Arrowhead Country Club, 3433 Parkside Drive, San Bernardino, California.

An important aspect of the meeting is the stockholder vote on corporate business items. The attached Notice of the Annual Meeting and the Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of Life Financial Corporation will be present at the Annual Meeting to respond to any questions that you may have regarding the business to be transacted.

The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" the director nominees specified under Proposal 1, "FOR" the Company's proposal to amend the Company's Certificate of Incorporation to change the Company's name to Pacific Premier Bancorp, Inc. under Proposal 2, and "FOR" the appointment of Vavrinek, Trine, Day & Co., LLP as the independent auditors of the Company for the fiscal year ended December 31, 2002 under Proposal 3.

We encourage you to attend the meeting in person if it is convenient for you to do so. If you are unable to attend, it is important that you promptly sign, date, and return the enclosed proxy card in the enclosed envelope. Your cooperation is appreciated since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the transaction of business.

On behalf of the Board of Directors and all of the employees of Life Financial Corporation, we thank you for your continued support.

Best Regards,

Steven R. Gardner
 President, Chief Executive Officer and
Chief Operating Officer

LIFE FINANCIAL CORPORATION
10540 Magnolia Avenue
Riverside, California 92505
(909) 637-4000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 23, 2002

        NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders (the "Annual Meeting") of Life Financial Corporation (the "Company") will be held on May 23, 2002, at 10:00 a.m., Pacific Time, at the Arrowhead Country Club, 3433 Parkside Drive, San Bernardino, California.

        The purpose of the Annual Meeting is to consider and vote upon the following matters:

  1.
  The election of three directors for a term of three years or until their successors are elected and qualified;

  2.
  The Company's proposal to amend the Company's Certificate of Incorporation to change the Company's name to Pacific Premier Bancorp, Inc.

  3.
  The ratification of the appointment of Vavrinek, Trine, Day & Co., LLP as the independent auditors for the fiscal year ended December 31, 2002; and

  4.
  Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

        The Board of Directors has established April 1, 2002, as the record date for determining stockholders entitled to receive notice of, to attend and to vote at, the Annual Meeting or any postponement or adjournments thereof. Only record holders of Common Stock of the Company at the close of business on such record date will be entitled to vote at the Annual Meeting or any postponement or adjournment thereof.

        In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Company may adjourn the Annual Meeting in order to permit further solicitation of proxies. A list of stockholders entitled to vote at the Annual Meeting will be available at the administrative offices of the Company, 10540 Magnolia Avenue, Riverside, California 92505, for a period of ten days prior to the Annual Meeting and will also be available at the Annual Meeting itself.

By Order of the Board of Directors

Roy L. Painter Corporate Secretary/EVP/CFO
Riverside, California May 3, 2002

LIFE FINANCIAL CORPORATION

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
May 23, 2002

Solicitation and Voting of Proxies

        This Proxy Statement is being furnished to stockholders of Life Financial Corporation (the "Company") in connection with the solicitation by the Board of Directors of the Company ("Board of Directors" or "Board") of proxies to be used at the Annual Meeting of stockholders (the "Annual Meeting"), and all postponements or adjournments of the Annual Meeting. The Annual Meeting will be held on May 23, 2002 at 10:00 a.m., Pacific Time, at the Arrowhead Country Club, 3433 Parkside Drive, San Bernardino, California. The 2001 Annual Report to Stockholders, including consolidated financial statements for the fiscal year ended December 31, 2001, accompanies this Proxy Statement, which is first being mailed to record-holders of the Company's common stock (the "Common Stock") on or about May 3, 2002.

        Regardless of the number of shares of Common Stock owned, it is important that record-holders of a majority of the shares be represented by proxy or present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it, signed and dated, in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted "FOR" the election of the nominees for director named in this proxy statement, "FOR" the Company's proposal to amend the Certificate of Incorporation to change the name of the Company to Pacific Premier Bancorp, Inc., and "FOR" the ratification of the appointment of Vavrinek, Trine, Day & Co., LLP as independent auditors of the Company for the fiscal year ended December 31, 2002.

        Other than the matters set forth on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy committee of the Board discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

        A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record-holder to vote personally at the Annual Meeting.

        The cost of solicitation of proxies on behalf of the Board will be borne by the Company. In addition to the solicitation of proxies by mail, Mellon Investor Services, a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $5,500, plus out-of-pocket expenses. Directors, officers and other employees of the Company and its subsidiary, Life Bank, F.S.B. (the "Bank") may also solicit proxies personally or by telephone, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the names of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities

        The securities which may be voted at the Annual Meeting consist of shares of Common Stock of the Company, with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

        The Board of Directors has fixed the close of business on April 1, 2002 as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 1,333,572 shares.

        As provided in the Company's Certificate of Incorporation, record-holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as, by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

        The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

        As to the election of the directors set forth in Proposal 1, the proxy card being provided by the Board of Directors enables a stockholder, (i) to vote "FOR" the election of the nominees proposed by the Board of Directors or (ii) to "WITHHOLD" authority to vote for the nominees being proposed. Under Delaware law and the Company's Bylaws, directors will be elected by a plurality of votes cast, without regard to either (a) broker non-votes, or (b) proxies as to which authority to vote for the nominee being proposed is withheld.

        As to the approval of Proposal 2, Proposal 3 and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, you may: (i) vote "FOR" the proposal; (ii) vote "AGAINST" the proposal; or (iii) "ABSTAIN" with respect to the proposal. Under the Company's bylaws, unless otherwise required by law, all such matters shall be determined by a majority of the votes cast, without regard to either (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

        Proxies solicited hereby will be returned to the Company's transfer agent, Mellon Investor Services, and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or be directors of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company for safekeeping.

Security Ownership of Certain Beneficial Owners

        The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on April 1, 2002 or as disclosed in certain reports regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of April 1, 2002.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Common Stock	San Bernardino County Safety Employees' Association 555 North E Street San Bernardino, CA 92401	147,140(2)	11.03%
Common Stock	Dimensional Fund Advisors 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	126,900(3)	9.52%
Common Stock	Vaughn S. Bryan, Jr. 1900 Country Club Drive Redlands, CA 92373	88,600(4)	6.6%

(1)
As of April 1 2002, there were 1,333,572 shares of Common Stock outstanding.
(2)
As disclosed on a Schedule 13G filed on March 19, 2001.
(3)
As disclosed on a Schedule 13G filed on January 30, 2002.
(4)
As disclosed on a Schedule 13G filed on May 5, 2000.

Interest of Certain Persons in Matters to be Acted Upon

        The Board of Directors unanimously nominated all persons standing for election as director. Two persons being nominated as directors are being proposed for election pursuant to an agreement between New Life Holdings, LLC and the Company described below. See "Certain Relationships and Related Transactions."

PROPOSALS TO BE VOTED ON AT THE MEETING

PROPOSAL 1.
ELECTION OF DIRECTORS

        The Board of Directors of the Company currently consists of seven (7) directors and is divided into three classes. Each of the seven members of the Board of Directors of the Company also presently serves as a director of the Bank. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

        The nominees proposed for election at the Annual Meeting are Richard F. Marr, Ezri Namvar, and Ronald G. Skipper.

        In the event that any of the nominees is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that the persons named will be unable or unwilling to serve. Unless authority to vote for the nominees is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the election of the nominees proposed by the Board of Directors. In accordance with the Bylaws of the Company, the election of a director requires the approval of a plurality of the outstanding shares of Common Stock.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information with Respect to the Nominees and Continuing Directors

        The following table sets forth, as of April 1, 2002 the names of the nominees, continuing directors and named executive officers (as defined herein) of the Company as well as their ages, the year in which each director became a director of the Company (or prior to the formation of the Company, the Bank), the year in which their terms (or in the case of the nominees, their proposed terms) as director of the Company expire. The table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director and named executive officer and all directors and executive officers as a group as of April 1, 2002.

Name	Age	Director Since(1)	Expiration of Term/ Proposed Term as Director	Shares of Common Stock Beneficially Owned(2)(3)	Percent of Class(4)
NOMINEES
Ronald G. Skipper Chairman of the Board of the Company	61	1983	2002/2005	32,879	2.5%
Ezri Namvar, Director	51	2002	2002/2005	0	*
Richard F. Marr, Director	59	2002	2002/2005	0	*
CONTINUING DIRECTORS
John D. Goddard, Director	63	1988	2003	41,514	3.1%
Kent G. Snyder, Director	65	2000	2003	2,000	*
Steven R. Gardner, Director President, Chief Executive Officer and Chief Operating Officer of the Company and the Bank	41	2002	2004	5,800	*
Thomas G. Palmer, Director	63	2002	2004	0	*
Name	Age	Officer Since(5)	Expiration of Term	Shares of Common Stock Beneficially Owned(2)(3)	Percent of Class(4)
NAMED EXECUTIVE OFFICERS
Steven R. Gardner President, Chief Executive Officer and Chief Operating Officer of the Company and the Bank	41	2000	2004	5,800	*
Roy L. Painter Executive Vice President, Chief Financial Officer, Treasurer, and Corporate Secretary of the Company and the Bank	56	2000	—	800	*
Stock Ownership of all Directors and Executive Officers as a Group (7 persons)	—	—	—	82,993	6.2%

*
Does not exceed 1.0% of the Company's outstanding securities.
(1)
Includes years of service as a Director of Life Bank.
(2)
Each person effectively exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported herein (except as noted).
(3)
Does not include any shares issuable pursuant to outstanding options, none of which were available for exercise until November 21, 1999.

(4)
As of April 1, 2002, there were 1,333,572 shares of Common Stock outstanding.
(5)
Includes years of service as an officer of the Bank.

        There is no family relationship between any of the Company's directors, executive officers or any of the nominees for director.

Nominees

        Ronald G. Skipper has been Chairman of the Board of the Company since 1997 and a member of the Company's Board since 1983. Mr. Skipper is a self-employed attorney and has been practicing law for 32 years. He is general counsel to the National Orange Show Board of Directors of San Bernardino County and has served on numerous Boards of Directors including: The University of California, Hastings College of Law 1066 Foundation, California State University, San Bernardino Foundation, and St. Bernadine's Hospital Foundation.

        Ezri Namvar has served as Chairman of the Board of Network Bank USA in Ontario, California since his family acquired the majority interest of this state chartered bank in 1997. Mr. Namvar holds a 50 percent ownership share and a 75 percent controlling and voting interest in New Life Holdings, LLC (see "Certain Relationships and Related Transactions"). In addition, Mr. Namvar is the founder of Namco Group; a privately held family owned business. He has been actively involved in real estate development and management for the past 22 years.

        Richard F. Marr has been the President of Charter Holdings LLC, successor in interest to National Properties Group, which specializes in acquisition and redevelopment of commercial properties, since 1997. From 1995 - 1997, Mr. Marr served as President and CEO of Divaris Advisory, a subsidiary of Divaris Real Estate, focusing on providing asset management services to institutional clients. From 1987 - 1995 he served as President and CEO of Charter Management Corporation, a real estate development firm. He has been in the real estate and management consulting businesses for the past 25 years.

Continuing Directors

        John D. Goddard is the President of Goddard Accounting Corporation and has been with the firm since 1962. He is a practicing Certified Public Accountant and a member of the Company's board since 1988.

        Kent G. Snyder is a self-employed practicing attorney specializing in complex real estate investment and development law as well as corporate law for the past 35 years. Since 1998 Mr. Snyder has served on the Board of Directors of the Tejon Ranch Company, a New York Stock Exchange listed company engaged in land management and development, and he has served on the Board of Directors of First Fidelity Bancorp, Inc. for over 15 years where he currently serves as the Chairman of the Audit Committee. First Fidelity is a thrift and loan holding company.

        Steven R. Gardner has been the President, Chief Executive Officer and Chief Operating Officer of the Company and the Bank since 2000. Prior to joining the Company and the Bank in February 2000, Mr. Gardner was Senior Vice President of Lending at Hawthorne Savings from 1997 to 2000. Mr. Gardner held management positions at Washington Mutual Bank from 1994 to 1997, California Federal Bank from 1992 to 1994 and Bel Air Savings from 1988 to 1992. Mr. Gardner has served in positions in credit administration, portfolio management, lending production and operations as well as risk management for the past 18 years.

        Thomas G. Palmer is the Principal and Managing Director of the Hanover Company, a private merchant bank founded by Mr. Palmer in 1997 which identifies, acquires and funds financial assets and operating companies on behalf of investment funds. Mr. Palmer is also a director of Mego Financial Corp., a publicly held company engaged in resort time share development and specialized financial services. From 1991-1997, Mr. Palmer served as President of Parrish Partnerships, a global merchant banking organization which functioned as the General Partner of an investment Limited Partnership consisting of The Hillman Company and the Travelers Companies. Mr. Palmer worked for Manufactures Hanover from 1973 to 1990 serving as Chairman and CEO of the company's international leasing subsidiary from 1986-1990. He has been in the banking and financial advisory business for the past 30 years.

Named Executive Officer

        Roy L. Painter has been an Executive Vice President, and the Chief Financial Officer, Treasurer and Corporate Secretary of the Company and the Bank since 2000. Mr. Painter was the Chief Financial Officer of First Fidelity Thrift and Loan from 1994 to 1999.

Certain Relationships and Related Transactions

        During the fiscal year ended December 31, 2001, the Company entered into a transaction with New Life Holdings, LLC, a California limited liability company (the "Investor"). Ezri Namvar, a director and nominee for director at the Annual Meeting owns a controlling interest in the Investor as described below. In the transaction, the Investor obtained the right to designate three directors to the Boards of the Company and the Bank for certain time periods, as described below. In addition to Ezri Namvar, the Investor has appointed Messrs. Marr and Palmer to fill the unexpired terms of their predecessors. Messr. Marr is also a nominee for reelection at the Annual Meeting. Mr. Namvar and his related entities own a 75 percent interest in U.S. Properties Group LLC in which Mr. Marr's firm, Charter Holdings LLC owns 25 percent interest and serves as the managing member. Additionally, Mr. Marr serves as development manager, on a fee basis, for several properties that are owned by entities in which Mr. Namvar and his related entities have an equity interest.

        On November 20, 2001 the Company entered into an agreement for the private placement of a secured note, together with a warrant to purchase Common Stock of the Company (the "Private Placement"), the Investor in exchange for which at the closing of the transaction on January 17, 2002 the Company received $12,000,000 (the "Closing"). Ownership interests in the Investor are held entirely by family members of Ezri Namvar, a nominee for director at this Annual Meeting. Ezri Namvar directly holds a 50 percent ownership share and a 75 percent controlling and voting interest in the Investor. Mousa Namvar, a brother of Ezri Namvar, holds an 18 percent interest in the Investor. The sale of the note and warrant was made pursuant to a Note and Warrant Purchase Agreement (the "Agreement") entered into by the Company and the Investor. The Company issued to the Investor a Senior Secured Note Due 2007 (the "Note") in the initial principal amount of $12,000,000, and bearing interest at an initial rate of 12% (increasing over time to 16%) and a warrant (the "Warrant") to purchase up to 1,166,400 shares of the Company's Common Stock at an exercise price of $.75 per share. The Company pledged the stock in its subsidiaries and its Participation Contract as collateral to secure the Note. The Participation Contract is a contractual right from the sale of certain residual mortgage-backed securities to receive 50% of any cash realized, as defined, from the residual mortgage-backed securities.

        Upon exercise of the Warrant, which is freely assignable in whole or in part in denominations of not less then 10,000 shares, the Investor or its assignee(s) (the assignees, together with the Investor, the "Warrant Holders" and each a "Warrant Holder") shall have the right to purchase during specified periods a total of up to 1,166,400 shares of Common Stock. Pursuant to the Warrant, on or before the first anniversary of the Closing the Warrant Holder will be able to purchase 116,640 shares of Common Stock representing in total approximately 8.0% of the Common Stock. After the first anniversary of the Closing, but on or before the second anniversary of the Closing, the Warrant Holder will be able to purchase the initial 116,640 shares of Common Stock, plus an additional 116,640 shares of Common Stock representing in total approximately 14.1% of the Common Stock. After the second anniversary of the Closing, but on or before the third anniversary of the Closing, the Warrant Holder will be able to purchase the 233,280 shares of Common Stock available during the first two years after the Closing, plus an additional 116,640 shares of Common Stock representing in total approximately 20.8% of the Common Stock. After the third anniversary of the Closing, but prior to the tenth anniversary of the Closing (the "Expiration"), the Warrant Holder will be able to purchase the 349,920 shares available during the first three years after Closing, plus the remaining 816,480 shares of Common Stock available under the Warrant. Based on

1,333,572 shares outstanding at December 31, 2001, if the entire warrant were exercised, the shares issued upon its exercise would constitute approximately 47% of the Company's outstanding stock.

        On January 10, 2002, the Company received stockholder approval of the Note and Warrant Purchase Agreement. The Closing occurred on January 17, 2002, wherein the Company received the net proceeds from the Note and utilized those proceeds as follows: (i) the Company purchased the Participation Contract from the Bank for its book value of $4.4 million; (ii) the Company paid $3.2 million to the Bank for taxes due the Bank; (iii) the Company made a capital infusion to the Bank of $3.7 million; and (iv) the Company paid transaction costs incurred in connection with the Private Placement.

        In connection with the Private Placement, the Company agreed to increase the size of its Board of Directors from five to seven members and to permit the Investor to designate three new directors to serve on its Board for so long as any Notes should remain outstanding (and until the third anniversary of the Closing if the Notes are paid before that time). It also agreed to permit the Investor to designate three directors to serve on the Board of Directors of the Bank, which already consisted of seven members. The Company effected the increase in the size of its Board and the appointment of the new directors through a majority vote of directors as provided in the Company's Certificate of Incorporation. Two of the Company's Board members resigned to accommodate the new directors. The Company also agreed to nominate and recommend that the stockholders vote in favor of each Investor designee as they come up for election. Two of the Investor designees, Ezri Namvar and Richard F. Marr, are candidates for election at this Annual Meeting. The third Investor designee, Thomas G. Palmer was appointed to fill the vacancy of Edgar Keller who resigned from the Board and whose director term expires in 2004. The Investor has agreed generally not to vote any shares of the Warrant Stock against any member of the Board nominated by the Company. Three members of the Bank board also resigned to accommodate the new Bank directors who were then duly appointed by the Company.

Possible Future Changes in Control

        Under the federal securities laws, "Control" is generally understood to refer to the possession, direct or indirect, of the power to direct, or cause the direction, of its management and policies of a company whether through ownership of voting shares, by contract, or otherwise. Thus, the Investor's rights under the Private Placement to designate three of seven directors, its status as a lender to the Company and the partial or entire exercise of its warrants over time (as described below) may, at a subsequent date, constitute a change in control of the Company under federal securities laws, if a given Warrant Holder or a group of affiliated Warrant Holders were to exercise all or a significant portion of the Warrants.

        If upon exercise, a Warrant Holder would own 25% or more of the issued and outstanding Common Stock, then approval by the OTS shall be required as a condition to exercise, and if upon exercise a Warrant Holder would own between 10% and 25% of the issued and outstanding Common Stock, then OTS approval may be required and, if required, such OTS approval would be a condition to exercise.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Company's officers (as defined in regulations promulgated by the SEC thereunder) and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that each of the officers, directors and greater than ten percent stockholders has complied with all filing requirements that are applicable to them during the past fiscal year.

Board of Directors Meetings, Board Committees, and Compensation of Directors

        The Board of Directors of the Company conducts its business through meetings of the Board of Directors and through activities of its committees. The Board of Directors of the Company meets monthly and may have additional special meetings upon the request of the Chairman of the Board. During the year ended December 31, 2001, the Board of Directors of the Company held 21 meetings. Each of the directors of the Company attended at least 90% of the total number of the Company's Board meetings held and committee meetings on which such directors served during 2001.

        On January 17, 2002, Milton Johnson and Edgar Keller resigned from the Board of Directors of the Company in conjunction with the execution of the Note and Warrant Purchase Agreement (the "Agreement"). Neither of the resigning Board members had any disagreements with the Company on any matter relating to the Company's operations, policies or practices. Pursuant to the Agreement, the new Investor nominated three Board members and the Board approved the new members. The board has nominated two of those same members for re-election to the Board by the stockholders at this Annual Meeting.

        The Board of Directors of the Company maintains committees; the nature and composition of which are described below:

        Audit Committee.    In April 2002, the Chairman of the Board of Directors appointed Messrs. Goddard, Palmer and Snyder to constitute the Audit Committee. The members of the committee accepted their appointment and the Board of Directors approved the appointments. The Audit Committee is responsible for selecting and communicating with the independent auditors, reporting to the Board on the general financial condition of the Company and the results of the annual audit, and is responsible for ensuring that the Company's activities are being conducted in accordance with applicable laws and regulations. The Audit Committee and the internal auditor of the Company met five times during 2001. The Company's board has adopted a written charter for the Audit Committee, which was included in the Proxy Statement sent to stockholders of the Company in connection with the 2001 Annual Meeting.

Life Financial Corporation Report of the Audit Committee

        All the audit committee members are independent directors for the purposes of the listing standards of the National Association of Securities Dealers ("NASD"). Consistent with the NASD's independent director and audit committee listing standards, as amended on December 14, 1999, a director will not be considered "independent" if, among other things, he or she has:

  •
  Been employed by the Company or its affiliates in the current or past three years;

  •
  Accepted any compensation from the Company or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);

  •
  An immediate family member who is, or has been in the past three years, employed by the Company or its affiliates as an executive officer;

  •
  Been a partner, controlling stockholder or an executive officer of any for-profit business to which the Company made, or from which it received, payments (other than those which arise solely from investments in the Company's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

  •
  Been employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

        The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2001 with management and with the independent auditors. Specifically, the Audit committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other things:

  •
  Methods used to account for significant unusual transactions;

  •
  The effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

  •
  The process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and

  •
  Disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

        The Audit Committee has received the written disclosures and the letter from the Company's independent accountants, Vavrinek, Trine, Day & Co., LLP, required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee. Additionally, the Audit Committee has discussed with Vavrinek, Trine, Day & Co., LLP, the issue of its independence from the Company. Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on form 10-K for the fiscal year ended December 31, 2001.

John Goddard, Chairman
Thomas Palmer
Kent Snyder

        Board Nominations.    For the 2002 Annual Meeting the Board of Directors considered and recommended the nominees for director to stand for election at the Company's Annual Meeting of stockholders. The Company's Certificate of Incorporation and Bylaws provide for stockholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The stockholder's notice of nomination must contain all information relating to the nominee, which is required to be disclosed by the Company's Bylaws and by the Exchange Act.

        Compensation Committee.    The Compensation Committee of the Company was comprised of the entire Board for 2001. The Compensation Committee held one meeting during 2001, at which all members were present. In April 2002, the Chairman of the Board of Directors appointed Messrs. Goddard, Marr and Skipper to constitute the Compensation Committee. The members of the committee accepted their appointment and the Board of Directors approved the appointments. The Compensation Committee (i) has oversight responsibility for the Bank's compensation policies, benefits and practices, (ii) reviews and approves or disapproves the Chief Executive Officer's recommendations concerning individual incentive awards of officers directly reporting to him, (iii) approves all stock option grants, (iv) approves the aggregate amount of bonuses paid to all employees, and (v) has oversight responsibility for management planning and succession. The Compensation Committee may from time to time retain independent compensation consultants to assist it in the exercise of its responsibilities, including developing compensation plans and providing comparative data regarding the Bank's compensation policies. The Compensation Committee reviewed and approved the 2002-2004 Incentive Compensation Plan during the December 2001 Board meeting.

Directors' Compensation

        Directors' Fees.    Currently, all outside directors of the Company receive a monthly retainer of $450. In addition, outside directors of the Bank receive a monthly retainer of $2,000 for serving on the Bank's Board of Directors, while the Chairman of the Board of the Bank receives a monthly retainer of $2,500. No committee fees are paid to Board Committee members.

        Option Plan.    The Company maintains the 2000 Stock Incentive Plan, effective as of June 14, 2000.

Executive Compensation

        The report of the Compensation Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation Committee Report on Executive Compensation.

        Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company and the Bank. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee of the Board of Directors of the Company, at the direction of the Board of Directors, has prepared the following report for inclusion in this Proxy Statement. The Bank's compensation programs are designed to provide the Bank's employees, including the Bank's executive officers, with competitive annual salaries, benefits and the potential to earn cash bonuses based upon period measurable performance. In addition, key employees, including executive officers, have the potential to receive one or more grants of stock options under the Company's 2000 Stock Incentive Plan. The Compensation Committee believes that the combination of programs provides reasonable incentives to the Bank's executive officers to meet or exceed the Bank's annual or multi-year financial and operational goals, and reasonably aligns the interests of such officers with those of the Company's stockholders.

        Executive Compensation.    Base salaries for the executive officers, including the Chief Executive Officer ("CEO"), Chief Operating Officer ("COO") and the Chief Financial Officer ("CFO") are established by the Compensation Committee based on the recommendations of management which consider, and apply subjectively as appropriate, individual performance and achievement, areas of responsibility, position, the extent to which the officers' skills are in demand and internal and external comparability.

        For fiscal year 2002, the Company's and the Bank's executive officers are eligible to receive bonuses based on individual and Company performance.

        The Committee believes that it is important for key employees to have long-term incentives through an equity interest in the Company. Accordingly, the Company, has granted, and will continue to grant, key employees stock options pursuant to the 2000 Stock Incentive Plan. The Compensation Committee of the Company grants options upon a review of the recommendations of the President/CEO/COO.

        2002-2004 Incentive Compensation Plan.    In December 2001, the Bank adopted the 2002-2004 Incentive Compensation Plan for employees of the Bank, except for commissioned employees, which provides for performance-based cash bonuses based on individual performance and the Bank's overall financial performance. For fiscal year 2001, compensation incentives were paid pursuant to the 2001-2003 Incentive Compensation Plan.

        Executive Compensation—Chief Executive Officer.    The Company and the Bank hired Mr. Gardner in February 2000 as Chief Operating Officer. Mr. Gardner was promoted to President and Chief Executive Officer in August 2000. The President/CEO/COO base salary is $250,000 per annum. In determining Mr. Gardner's salary of $250,000 per annum upon his promotion to President and Chief Executive Officer, the Committee took into consideration the amount of salary that had been paid to his predecessor, Mr. Gardner's relative years of service and experience as a chief executive officer, a report conducted on behalf of the Board by the compensation consulting firm of Nash and Company, and competitive salaries paid to individuals in comparable positions. In determining Mr. Gardner's incentive compensation for 2001, the Company's Chairman of the Board and the Chair of the Compensation Committee reviewed Mr. Gardner's performance during 2001 as President, Chief Executive Officer and Chief Operating Officer. Based upon that review, the Company's progress towards raising capital, Mr. Gardner's management of a troubled financial institution including negotiating with the Company's and Bank's regulators and implementation of the Bank's strategic plan in 2001, the Compensation Committee approved an incentive award to Mr. Gardner of $100,000.

        Mr. Gardner has entered into employment agreements as President, Chief Executive Officer and Chief Operating Officer with the Company and the Bank that specify his base salary, option grants, cash bonuses and the financial measures required to achieve such bonuses. In addition, Mr. Gardner and the Executive Vice President, Chief Financial Officer and Secretary of the Company and the Bank, Mr. Roy Painter also participates in other benefit plans available to all employees, including the 401(k) Plan. Details related to Mr. Gardner's compensation package are fully described in the "Employment Agreements" section of this Proxy Statement.

Ronald G. Skipper, Chairman
Richard F. Marr
John D. Goddard

        Stock Performance Graph.    The following graph shows a comparison of cumulative total stockholder return on the Company's Common Stock based on the market price of the Common Stock with the cumulative total return of U.S. companies on the Nasdaq Stock Market Index and Financial Stocks Index for the period beginning on June 25, 1997, the day the Company's Common Stock began trading, through December 29, 2001. The data used to prepare the graph was provided by Carl Thompson and Associates. The graph was derived from a limited period of time, and reflects the market's reaction to the initial public offering of the Common Stock, its proposed acquisition by First Plus of Dallas, Texas around March 1998, the subsequent termination of the proposed acquisition, the sale of residual assets in December 1999 at a substantial loss and various regulatory actions during 2000 and 2001 and, as a result, may not be indicative of possible future performance of the Company's Common Stock.

Total Return Analysis

	6/25/97	12/31/97	12/31/98	12/31/99	12/29/00	12/29/01
Life Financial	$100.00	$93.52	$34.26	$29.63	$5.09	$3.04

Nasdaq Financial 100 Index	$100.00	$128.39	$124.83	$113.65	$126.16	$130.39

Nasdaq Composite Index	$100.00	$108.82	$152.56	$283.95	$172.39	$136.10

Source: Carl Thompson Associates www.ctaonline.com (800) 959-9677. Data from BRIDGE Information Systems, Inc.

        Summary Compensation Table.    The following table shows, for the years ended December 31, 2001, 2000, and 1999, the cash compensation paid by the Company and the Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and the other senior officers of the Company who received compensation in excess of $100,000.

Long Term Compensation Awards
		Annual Compensation (1)								Payouts
								Restricted Stock Awards ($)(3)	Securities Underlying Options/ SARs (#)(4)
Name and Principal Position	Year	Salary ($)		Bonus ($)		Other Annual Compensation ($)(2)				LTIP Payouts ($)(5)	All Other Compensation ($)(6)
Steven R. Gardner President, Chief Executive Officer and Chief Operating Officer	2001 2000 1999	$ $	250,000 175,769 —	$ $	100,000 150,000 —		$8,250 6,102 —	— — —	20,000 20,000 —	— — —	$ $	2,625 2,625 —
Roy L. Painter Executive Vice President, Chief Financial Officer and Corporate Secretary	2001 2000 1999	$ $	160,000 59,695 —	$ $	30,000 35,000 —	$ $	6,000 3,095 —	— — —	5,000 10,000 —	— — —	$ $	2,625 2,625 —
John Shindler Senior Vice President, Controller, Director of Loan Servicing	2001 2000 1999	$ $	114,375 4,354 —		$25,000 — —		— — —	— — —	4,000 — —	— — —		— — —
Joel Shook Senior Vice President	2001 2000 1999	$ $ $	113,694 175,000 73,579		— — —	$ $	300 7,935 —	— — —	— 12,000 —	— — —	$ $	10,500 2,625 —
Ted Yates Senior Vice President, Chief Appraiser	2001 2000 1999	$ $	100,000 66,858 —	$ $	5,000 14,583 —	$ $	6,000 3,500 —	— — —	— — —	— — —		$7,200 — —

(1)
Under Annual Compensation, the column titled "Salary" includes amounts deferred by the Named Executive Officer pursuant to the Bank's 401(k) Plan, as hereinafter defined. Mr. Gardner was awarded a bonus for 2000, which was paid in mid 2001 upon approval of the Office of Thrift Supervision and the Federal Deposit Insurance Corporation. The 2001 bonus was paid in January of 2002.
(2)
There were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the last year, (b) payments of above-market preferential earnings on deferred compensation, (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation, (d) tax payment reimbursements, or (e) preferential discounts on stock.
(3)
For 2001, 2000, and 1999, the Company and the Bank had no restricted stock plans in existence.
(4)
Shares subject to options granted under the 2000 Stock Incentive Plan. See "2000 Stock Incentive Plan."
(5)
For 2001, 2000, and 1999, there were no awards under any long-term incentive plan.
(6)
Includes employer contributions to the Bank's 401 (k) Plan.

Employment Agreements

        The Company and the Bank have entered into employment agreements with Mr. Gardner ("Employment Agreements"). The Company and Bank Employment Agreements for Mr. Gardner each provide for a three-year term. The Employment Agreements provide that, commencing on the first anniversary date (February 15, 2001) and continuing each anniversary date thereafter, the Board of Directors may extend the Employment Agreements for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation of Mr. Gardner. The Employment Agreements provide that Mr. Gardner's salary will be reviewed annually. The Bank Employment Agreement provides that Mr. Gardner will receive a Base Salary of $250,000 per year. In addition to Mr. Gardner's base salary, the Company Employment Agreement provides for a base grant of stock options, pursuant to the Life Financial Corporation 2000 Stock Incentive Plan, to purchase 20,000 (adjusted for the 2001 1:5 reverse stock split) shares of Common Stock of the Company. The Employment Agreements provide for termination by the Company and the Bank for cause at any time as defined in the Employment Agreements. In the event the Company or the

Bank chooses to terminate Mr. Gardner for reasons other than cause or as a result of a change in control of the Company or the Bank, Mr. Gardner would be entitled to a severance payment equal to one-times his current base salary plus any bonus received in the previous year, immediate vesting of all stock option grants and one year of life, medical, dental and disability coverage substantially equivalent to the coverage maintained prior to such termination.

        On January 5, 2001, based on Mr. Gardner's promotion in August 2000 to President and Chief Executive Officer and his continuing to perform as Chief Operating Officer, the Boards of Directors of the Company and the Bank executed Amendments to Mr. Gardner's Employment Agreements (the "Amendments") whereby the Boards (i) increased Mr. Gardner's base salary from $200,000 to $300,000, (ii) caused the Company to guarantee Mr. Gardner's base salary, (iii) awarded Mr. Gardner a $150,000 bonus/incentive for fiscal 2000, (iv) increased Mr. Gardner's severance payment to two-times his then current base salary plus any bonus received the previous year, and (v) granted Mr. Gardner an additional stock option to purchase an additional 20,000 (adjusted for the 2001 1:5 reverse stock split) shares of Common Stock at an option price of $ $3.44 (adjusted for the 2001 1:5 reverse stock split) per share. During 2001, however, the Bank was undercapitalized Pursuant to 12 U.S.C. 1831o(f)(4), as defined therein, and thus the Company and the Bank were restricted from increasing Mr. Gardner's compensation by effectuating the Amendments without the prior written approval of the Office of Thrift Supervision ("OTS") and the Federal Deposit Insurance Corporation ("FDIC"). The Bank received notification from the OTS on September 13, 2001 that it consented to the change in compensation based upon a reduction in the base salary to $250,000. On August 1, 2001 the FDIC notified the Bank that it took no objection to the change in Mr. Gardner's compensation. Accordingly, the Amendments have been implemented as previously described with the exception that Mr. Gardner's base salary was increased to $250,000 instead of $300,000.

        Option Plan.    The Company maintains the 2000 Stock Incentive Plan, under which all employees of the Company are eligible to receive options to purchase Common Stock. The Plan provides discretionary awards to officers and key employees as determined by a committee of non-employee directors.

        The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding options held by the Named Executive Officers as of December 31, 2001. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year end price of the Common Stock. No stock appreciation rights were granted to Named Executive Officers during the year ended December 31, 2001.

	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year End
		Value of Unexercised In the Money Option/SARs at Fiscal Year End($)
Name
	Exercisable/Unexercisable	Exercisable/Unexercisable(1)
Steven R. Gardner	20,000/20,000	0
Roy L. Painter	5,000/10,000	0

(1)
Based on market value of the underlying stock at the fiscal year end, minus the exercise price. The market price on December 31, 2001 was $2.05.

        The following table lists all grants of options under the 2000 Stock Incentive Plan to the Named Executive Officers for fiscal 2002 and contains certain information about the potential value of those options based upon certain assumptions as to the appreciation of the Company's Common Stock over the life of the option. No stock appreciation rights were granted to Named Executive Officers during the year ended December 31, 2001.

Options/SARs Granted in Last Fiscal Year

Name	Number of Securities Underlying Unexercised Options/SARs Granted	Percent of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price Per Share	Expiration Date	Grant Date Present Value
Steven R. Gardner	20,000	74%	$3.44	2011	$4,000
Roy L. Painter	5,000	19%	$3.44	2011	$1,000

Transactions with Certain Related Persons

        The Financial Institutions Reform, Recovery and Enforcement Act ("FIRREA") requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

        The Bank's current policy provides that no loans will be made by the Bank to its executive officers and directors.

        It is the policy of the Company that all transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, contain terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons and are required to be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

PROPOSAL 2.

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO PACIFIC PREMIER BANCORP, INC.

        The Company seeks stockholder approval to amend its Certificate of Incorporation to change its name from Life Financial Corporation to Pacific Premier Bancorp, Inc. (see Exhibit A). The primary reason for the proposed name change is to better reflect the change in the Company's focus and to align the Company name with that of its principal operating subsidiary.

        From 1994 through 2000 the Company and its principal operating subsidiary, Life Bank, operated as a mortgage banking company originating subprime and high loan to value loans through offices located nationwide. In the third quarter of 2000, the Company elected to disband its mortgage banking operation and discontinue the origination and sale of higher risk loan products. On April 5, 2002 the Board unanimously approved the change in the name of Life Bank to Pacific Premier Bank. The name change is to take effect upon the corporate offices being relocated to Orange County, California sometime during the third quarter of 2002.

        The Company and Bank have instituted a new strategic business plan and direction focused on consumer and small business banking and income property and construction lending in the Southern California market. The Southern California market is a vibrant and integral part of the Pacific Rim. In addition, the Company and Bank will continue to strive to provide premier customer service. The name change reflects our geographical focus and overall new direction.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO PACIFIC PREMIER BANCORP, INC.

PROPOSAL 3.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Company's Board of Directors has appointed Vavrinek, Trine, Day & Co., LLP to act as independent auditors for the Company and the Bank for the year ending December 31, 2002, subject to ratification of such appointment by the stockholders. As reported in the Company's form 8-K dated February 5, 2002, the Company terminated its relationship with its principal independent accountant, Grant Thornton, LLP on January 30, 2002. For further information, see Item 9 of the Company's form 10-K for the fiscal year ended December 31, 2001, which is hereby incorporated by reference.

        Representatives of Vavrinek, Trine, Day & Co., LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

        The aggregate fees for professional services rendered for the audit of the Company's fiscal year ended December 31, 2001 and the reviews of the financial statements included in the Company's Forms 10-Q for fiscal year ended December 31, 2001 was $74,000 for Grant Thornton and Vavrinek, Trine & Day has billed approximately $42,000, a final billing for the audit has not been received.

        Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted FOR ratification of the appointment of Vavrinek, Trine, Day & Co., LLP as the independent auditors of the Company.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF VAVRINEK, TRINE, DAY & CO., LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

ADDITIONAL INFORMATION

Stockholder Proposals

        To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2003 Annual Meeting of Stockholders, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders not later than December 23, 2002. If such Annual Meeting is held on a date more than 30 calendar days from May 23, 2002 a stockholder proposal must be received by a reasonable time before the proxy solicitation for such Annual Meeting is made. Any such proposal will be subject to 17 C.F.R. 240.14a-8 of the Rules and Regulations under the Exchange Act.

        Notice of Business to be conducted at an Annual Meeting The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an Annual Meeting. The stockholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the Annual Meeting date was mailed or such public disclosure was made. The advance notice by stockholders must include the stockholder's name and address, as they appear on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the Annual Meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to an Annual Meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received. Since no notice that a stockholder intends to present a proposal at the Company's 2002 Annual Meeting of Stockholders was received by the Company on or before April 1, 2002 (10 days after the March 22, 2002 announcement of the 2002 Annual Meeting date), the Company will have discretionary authority to vote on any stockholder proposal presented at the meeting.

        Other Matters Which May Properly Come Before the Annual Meeting The Board of Directors knows of no business, which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

        Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record-holder to vote personally at the Annual Meeting.

By Order of the Board of Directors

Roy L. Painter Corporate Secretary Executive Vice President
Riverside, California May 3, 2002

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE
REQUESTED TO COMPLETE, DATE, SIGN AND PROMPTLY
RETURN THE ACCOMPANYING PROXY CARD IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.

        A COPY OF THE COMPANY'S FORM 10-K REPORT FOR FISCAL YEAR ENDED DECEMBER 31, 2001, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS HEREBY INCORPORATED INTO THIS PROXY STATEMENT BY REFERENCE AND IS AVAILABLE UPON REQUEST. PLEASE CONTACT:

Steven R. Gardner or Roy L. Painter 10540 Magnolia Avenue, Suite B Riverside, CA 92505 sgardner@lifebank.net or rpainter@lifebank.net (909) 637-4110 or (909) 637-4095

EXHIBIT A

PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF
LIFE FINANCIAL CORPORATION

        Article First of the Certificate of Incorporation of Life Financial Corporation is deleted and is replaced by the following:

        "First: The name of the Corporation is Pacific Premier Bancorp, Inc. (Hereinafter sometimes referred to as the "Corporation)."

A-1

REVOCABLE PROXY
LIFE FINANCIAL CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

May 23, 2002
10:00 a.m. Pacific Time

        The undersigned hereby appoints the official proxy committee of the Board of Directors of Life Financial Corporation (the 'Company'), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Shareholder Meeting to be held on May 23, 2002 at 10:00 a.m. Pacific Time, at the Arrowhead Country Club, 3433 Parkside Drive, San Bernardino, California, and at any and all adjournments thereof, as indicated on the back of this proxy.

        This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed. If any other business is presented at the Annual Shareholder Meeting, including whether or not to adjourn the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Shareholder Meeting.

        The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Shareholder Meeting and of a Proxy Statement dated April 23, 2002.

(Continued on the other side — important to mark, date and sign on the other side)

/*\    Detach here from proxy voting card.    /*\

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.	Please mark your votes as indicated in this example	☒
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.
1.	The election as directors of the nominees listed (except as marked to the contrary below).	FOR	WITHHOLD
		☐	☐
Ezri Namvar, Richard Marr, Ronald G. Skipper
Withheld for the nominees you list below:
(Write that nominee's name in the space provided below.)

2.	The approval of the Company's proposal to amend the Certificate of Incorporation to change the Company's name to Pacific Premier Bancorp, Inc.	FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	The ratification of the appointment of Vavrinek, Trine, Day & Co., LLP as independent auditors of the company for the fiscal year ending December 31, 2002.	FOR ☐	AGAINST ☐	ABSTAIN ☐
Signature	Signature	Date

(This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

/*\    FOLD AND DETACH HERE    /*\

VOTE BY TELEPHONE OR MAIL
24 hours a day, 7 days a week

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

TELEPHONE 1-800-435-6710		MAIL
Use any touch tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mark sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote by telephone,
You do NOT need to mail back your proxy card.

THANK YOU FOR VOTING

QuickLinks

PROPOSALS TO BE VOTED ON AT THE MEETING PROPOSAL 1. ELECTION OF DIRECTORS
PROPOSAL 2. APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO PACIFIC PREMIER BANCORP, INC.
PROPOSAL 3. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
EXHIBIT A
PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF LIFE FINANCIAL CORPORATION